Richard Howe • CEO Trey Barrett • COO DELIVERING ADS TO DESKTOP & MOBILE NYSE MKT: INUV

2 Forward Looking Statements Certain statements in this presentation relating to Inuvo®, Inc. ("Inuvo") contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. All forward-looking statements included in this presentation are based on information available to Inuvo as of the date hereof and Inuvo assume no obligation to update any forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to expectations with respect to the strategy, markets, synergies, costs, efficiencies, and the company's plans, objectives, expectations, and intentions with respect to future operations. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Inuvo and are difficult to predict. Additional key risks are described in the filings made by Inuvo filed with the U.S. Securities and Exchange Commission, including its Form 10-K for the year ended December 31, 2013 and most recent Form 10-Q.

Managing a Network of Sites and Apps OWNED / OPERATED (O/O) PARTNERS 50% 50% CONTENT Business listings, Health, Careers, Finance and Travel Content ADVERTISING Yahoo, Google and other Direct Advertisers TECHNOLOGY 1.5 million users in 26 countries • 50 million unique visitors monthly • 2 billion ads served monthly • 20 million clicks monthly Apps Various Verticals Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

$27.7 $26.2 $6.4 $34.3 $26.2 $5.8 $53.4 $55.0 $10.2 $2.5 $3.8 $1.3 ($7.0) $0.5 $0.7 ($10.0) $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 2012 2013 Q1-2014 Gross Profit Operating Expense Revenue AEBITDA Net Income Mi lli o n s of D o llar s • Move company • Build Mobile Tech • Build O/O business • Transition Toolbar • Expand O/O Sites/Apps • Expand Mobile $23.4 $10.5 $8.6 ToolBar Revenue (< 6% of current business) $3.7 30% Mobile Year-Over-Year Comparisons Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. TTM Multiple Sales 0.37 AEBITDA 4.95 P/E 12.65 Valuation 4/30/2014

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Reaching Consumers THRU A NETWORK OF OWNED SITES & APPLICATIONS

DRIVING TRAFFIC THRU… Marketing is a Core Competency Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

A Suite of Mobile-Ready O/O Sites / Apps careers.alot.com health.alot.com finance.alot.com travel.alot.com living.alot.com local.alot.com New sites / apps launching Q1 & Q2 2014 weather app photo app Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Delivering Ads to O/O Sites EARNING INCOME FROM ADS DISPLAYED OR CLICKED Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Display Ads on O/O Sites EARNS INCOME FROM CLICKS ON DELIVERED ADS Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

EARNS INCOME FROM DISPLAY ADS, SEARCH LISTINGS & CPI OFFERS Weather App Photo App Local App O/O Network Expands to Mobile Apps Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

The ALOT Audience Continues to Grow 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 ALOT Q1-2013 ALOT Q1-2014 Oprah.com Angiieslist.com U n iq u e V is itors p e r Mo n th Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Reaching Consumers THRU A NETWORK OF PARTNER SITES & APPLICATIONS

Delivering Ads to Partner Sites EARNS INCOME FROM CLICKS ON DELIVERED ADS Pork loin Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Display Service to Partner Sites EARNS INCOME FROM CLICKS ON DELIVERED ADS Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Inuvo Mobile D2S Landing Page App Partner Mobile Ad Network Partner Display Service to Mobile Apps EARNS INCOME FROM CLICKS ON DELIVERED ADS Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

30% 10% 90% Mobile Desktop Partner Mobile Expansion is Priority #1 Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Current January 2013

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Summary DELIVERING ADS TO DESKTOP & MOBILE

• We’ve built a scalable TTM $49M Rev, $3.7M AEBITDA, $1.4M Profit model • Long standing advertising partnerships with Yahoo! and Google, Others • In Q1 2014, 30% of overall revenue, or $3M was from mobile • In Q1 2014, the O/O business grew 44% over Q4 2013 to $3.7M • The toolbar business now represents less than 6% of revenue • TTM valuation multiples attractive @ .4 * Sales, 5 * AEBITDA & 12.6 P/E Summary Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.